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EXHIBIT


KPMG


787 West Nationwide Boulevard                             Telephone 614-249-2900
Suite 800                                                 Fax 614-248-2348
Columbus, OH 49215-2858



January 16, 2002


Cindy May
Chair of the Audit Committee
Bigmar, Inc.
c/o Graminax
95 Midland Road
Baginaw, MI 48603


Dear Ms. May:

This is to confirm that the client-auditor relationship between Bigmar, Inc. and KPMG LLP has ceased.


Very truly yours,

/s/ KPMG LLP


cc: Philippe Rohrer, Chief Financial Officer, Bigmar, Inc.
    Chief Accountant, Securities and Exchange Commission